Exhibit 99.1

Go Beyond

# Fleet Status Report

*20 February 2018*

## ENSCO 8504 and ENSCO 104 Awarded New Contracts

Recently, floater ENSCO 8504 was awarded a five-well contract offshore Vietnam, while jackup ENSCO 104 was awarded a 16-month contract offshore UAE. These contracts solidified Ensco's position as the leader in new contract awards since the beginning of 2017.

ENSCO 104

ENSCO 8504

Ensco plc Fleet Status Report 20 February 2018

New Contracts and Extensions

       Floaters
•
ENSCO 8504 awarded a five-well contract with Repsol offshore Vietnam that is expected to commence in April 2018
•
ENSCO 8505 awarded a two-well contract with Deep Gulf Energy in the U.S. Gulf of Mexico, which commenced in November 2017
•
ENSCO 8503 awarded a two-well contract with Walter Oil & Gas in the U.S. Gulf of Mexico, which commenced in February 2018
•
ENSCO 8503 awarded a one-well contract with Apache in the U.S. Gulf of Mexico that is expected to commence in April 2018
•
ENSCO DS-12 contract with Kosmos Energy extended by one well, to be drilled offshore Suriname, with an estimated duration of 60 days
•
ENSCO 8503 contract with Stone Energy in the U.S. Gulf of Mexico extended by two wells, with an estimated total duration of 55 days

       Jackups
•
ENSCO 104 awarded a 16-month contract with ADNOC offshore UAE, which commenced in February 2018
•
ENSCO 107 awarded a five-well contract with Quadrant Energy offshore Australia that is expected to commence in May 2018
•
ENSCO 140 and ENSCO 141 expected to commence work under multi-year contracts in the Middle East later this year
•
ENSCO 75 awarded a one-well contract with Exxon Mobil in the U.S. Gulf of Mexico, which was completed in December 2017
•
ENSCO 75 awarded a one-well contract with Renaissance in the U.S. Gulf of Mexico, which was completed in February 2018
•
ENSCO 75 awarded a two-well contract with Energy XXI in the U.S. Gulf of Mexico that is expected to commence in February 2018
•
ENSCO 87 awarded a contract for three P&A and two recompletion wells with Fieldwood in the U.S. Gulf of Mexico that is expected to commence in March 2018
•
ENSCO 68 awarded a one-well contract with ANKOR Energy in the U.S. Gulf of Mexico that is expected to commence in March 2018
•
ENSCO 75 contract with Talos in the U.S. Gulf of Mexico extended by approximately 90 days to a 120-day term that is expected to commence in April 2018
•
ENSCO 122 contract with NAM in the North Sea extended by one well, with an estimated duration of three months
•
ENSCO 121 contract with INEOS in the North Sea extended by one well, with an estimated duration of 75 days
•
ENSCO 72 contract with ENGIE in the North Sea extended by three months to March 2018
•
ENSCO 101 contract with ENGIE in the North Sea extended by one month to February 2018
•
ENSCO 68 contract with Byron Energy in the U.S. Gulf of Mexico extended by one well, with an estimated duration of 35 days

Ensco plc Fleet Status Report 20 February 2018

Other

•
ENSCO DPS-1 commenced a 12-well contract with Woodside offshore Australia during February 2018
•
ENSCO 106 commenced a five-year contract with BP offshore Indonesia during January 2018
•
ENSCO 102 commenced a 400-day contract with Arena in the U.S. Gulf of Mexico during November 2017

Ensco plc Fleet Status Report 20 February 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
North & South America
ENSCO 8503	Semisubmersible DP	8500/10000	Talos Stone Walter Oil & Gas Apache Stone	U.S. GOM U.S. GOM U.S. GOM U.S. GOM U.S. GOM	Aug. 17 Dec. 17 Feb. 18 Apr. 18 Jun. 18	Dec. 17 Feb. 18 Mar. 18 Apr. 18 Jul. 18	Completed two wells Contracted for two wells (estimated duration 30 days) Contracted for one well (estimated duration 15 days) Contracted for one well (estimated duration 30 days)
ENSCO 8505	Semisubmersible DP	8500/10000	Deep Gulf Energy	U.S. GOM	Nov. 17	May 18	Contracted for two wells (estimated duration Nov. 17 to May 18). Plus two 1-well priced options
ENSCO 8500	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8501	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8502	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8506	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 6001	Semisubmersible - DP Megathyst	5600	Petrobras	Brazil	Jun. 13	Jun. 18	Day rate of approx. $284,000, plus approx. $20,000 per day amortized through Jun. 18 for capital upgrades. Plus cost adjustments
ENSCO 6002	Semisubmersible - DP Megathyst	5600	Petrobras	Brazil	Jul. 13	Dec. 19	Day rate of approx. $248,000, plus approx. $17,000 per day amortized through Dec. 19 for capital upgrades. Plus cost adjustments

Ensco plc Fleet Status Report 20 February 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
Europe & Mediterranean
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	BP	Egypt	Feb. 13	Feb. 18	Day rate of approx. $485,000, plus approx. $102,000 per day amortized through Feb. 18
ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Contract Preparations	Spain			Contracted to Noble Energy in the Mediterranean for six wells (estimated duration Apr. 18 to Dec. 18). Plus two 2-well priced options
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	Mellitah	Mediterranean	Aug. 14	Jul. 18	Day rate of approx. $204,000, plus approx. $9,000 per day for mobilization and reimbursable upgrades amortized through Jul. 18
ENSCO DS-11	Drillship, DP3 DSME	12000	Available	Spain
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	Preservation Stacked(3)	Spain
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Preservation Stacked(3)	Spain

Ensco plc Fleet Status Report 20 February 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
Africa
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	Chevron	Nigeria	Aug. 17	Aug. 19	Plus one 1-year priced option
ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Total	Angola	Nov. 15	Nov. 20
Day rate of approx. $620,000, plus periodic rate increases and approx. $14,000 per day amortized through Nov. 20 for mobilization. Plus one 1-year priced option. As disclosed previously, we are in discussions with the customer regarding contract terms that could lead to a blend and extend arrangement, no change to the contract, or termination for convenience by the customer in accordance with terms. See our prospectus filed with the SEC on January 16, 2018 for additional information.

ENSCO DS-10	Drillship, DP3 Samsung GF12000	10000/12000	Mobilizing	-----			Contracted to Shell in Nigeria from Mar. 18 to Mar. 19. Plus five 1-year priced options
ENSCO DS-12	Drillship, DP3 DSME	12000	Kosmos Energy	Mauritania/ Senegal	Oct. 17	May 18
New one well contract commenced in direct continuation of well in progress (estimated duration Jan. 18 to Mar. 18). Plus six 1-well options, the first of which has been exercised in Suriname (estimated duration Apr. 18 to May 18)

Ensco plc Fleet Status Report 20 February 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
Asia & Pacific Rim
ENSCO DPS-1	Semisubmersible DP F&G ExD Millennium	10000	Woodside	Australia	Feb. 18	Aug. 19	Contracted to Woodside in Australia for 12 wells (estimated duration Feb. 18 to Aug. 19). Plus two 3-month options or one 3-month and one 6-month option
ENSCO MS-1	Semisubmersible F&G ExD Millennium	8200	Contract Preparations	Australia			Contracted to Woodside in Australia for one well (estimated duration May 18 to Jun. 18)
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	7000/7500	INPEX	Australia	Jan. 15	Aug. 19	Day rate of approx. $362,000, plus approx. $125,000 per day amortized through Aug. 19 for capital upgrades and day rates during shipyard stay and mobilizations
ENSCO 8504	Semisubmersible DP	8500/10000	Contract Preparations	Singapore			Contracted to Repsol in Vietnam for five wells (estimated duration Apr. 18 to Oct. 18). Plus one option for one drill well or eight top hole sections
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Available	Singapore
ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Preservation Stacked(3)	Singapore

Under Construction
ENSCO DS-13	Drillship, DP3 DSME	12000	Under Construction	South Korea
Scheduled delivery date 3Q19. Upon delivery, final milestone payment of approx. $84 million and accrued interest charges may be financed through a promissory note that will bear interest at a rate of 5% per annum with a maturity date of December 30, 2022

ENSCO DS-14	Drillship, DP3 DSME	12000	Under Construction	South Korea
Scheduled delivery date 2Q20. Upon delivery, final milestone payment of approx. $165 million and accrued interest charges may be financed through a promissory note that will bear interest at a rate of 5% per annum with a maturity date of December 30, 2022

Ensco plc Fleet Status Report 20 February 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
North & South America
ENSCO 68	MLT 84-CE	400	Byron Energy ANKOR Energy	U.S. GOM U.S. GOM	Nov. 17 Mar. 18	Mar. 18 Apr. 18	Contracted for three wells (estimated duration Nov. 17 to Mar. 18) Contracted for one well (estimated duration Mar. 18 to Apr. 18)
ENSCO 75	MLT Super 116-C	400	Exxon Mobil Renaissance Energy XXI Talos	U.S. GOM U.S. GOM U.S. GOM U.S. GOM	Dec. 17 Jan. 18 Feb. 18 Apr. 18	Dec. 17 Feb. 18 Apr. 18 Aug. 18
Completed one-well contract
Completed one-well contract
Contracted for two wells (estimated duration (Feb. 18 to Apr. 18)
Contracted for 120 days (estimated duration Apr. 18 to Aug. 18). Plus one 90-day option

ENSCO 87	MLT 116-C	350	Fieldwood	U.S. GOM	Mar. 18	Jul. 18	Contracted for three P&A and two recompletion wells (estimated duration Mar. 18 to Jul. 18)
ENSCO 102	KFELS MOD V-A	400	Arena	U.S. GOM	Nov. 17	Dec. 18	Zero rate for approx. 30 days in 4Q17. Plus one 90-day option
ENSCO 81	MLT 116-C	350	Cold Stacked	U.S. GOM
ENSCO 82	MLT 116-C	300	Cold Stacked	U.S. GOM

Ensco plc Fleet Status Report 20 February 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Europe
ENSCO 70	Hitachi K1032N	250	Preservation Stacked(3)	UK
ENSCO 71	Hitachi K1032N	225	Preservation Stacked(3)	UK
ENSCO 72	Hitachi K1025N	225	ENGIE	Netherlands	Jan. 17	Mar. 18	Day rate of approx. $67,000
ENSCO 80	MLT 116-CE	225	Repsol-Sinopec	UK	Jun. 17	Apr. 18	Contracted for 13 wells (estimated duration Jun. 17 to Apr. 18). Plus one 100-day option
ENSCO 92	MLT 116-C	225	ConocoPhillips	UK	Feb. 17	Dec. 22
ENSCO 100	MLT 150-88-C	350	Premier	UK	Jul. 15	Aug. 18	Day rate of approx. $185,000. Contracted for 18 wells (estimated duration Jul. 15 to Aug. 18). Plus four 3-well options
ENSCO 101	KFELS MOD V-A	400	ENGIE	Netherlands	Nov. 16	Feb. 18	Day rate of approx. $74,000. Plus various priced options for up to seven wells in total
ENSCO 111	KFELS MOD V-B	400	Cold Stacked	Malta
ENSCO 112	MLT Super 116-E	350	Cold Stacked	Malta
ENSCO 120	ENSCO 120 Series	400	ConocoPhillips	UK	Jul. 17	Jul. 20	Plus two 1-year options
ENSCO 121	ENSCO 120 Series	400	INEOS	UK	Jul. 17	Jun. 18	Contracted for four wells (estimated duration Jul. 17 to Jun. 18). Plus four 1-well priced options
ENSCO 122	ENSCO 120 Series	400	NAM	Netherlands	Sep. 17	Jun. 18	Contracted for three wells (estimated duration Sep. 17 to Jun. 18). Plus various options through Dec. 20

Ensco plc Fleet Status Report 20 February 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Middle East
ENSCO 54	F&G L-780 Mod II-C	300	Saudi Aramco	Saudi Arabia	Sep. 14	Sep. 22	Planned inspection for approx. 80 days in 2Q18. Day rate of approx. $72,000, plus approx. $5,000 per day for upgrade costs and mobilization amortized through Sep. 22
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Saudi Arabia	Jan. 15	Dec. 18	-----. Day rate of approx. $127,000 to Dec. 18
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Jan. 17	Aug. 21	Day rate of approx. $72,000
ENSCO 88	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Nov. 13	Nov. 19	Day rate of approx. $65,000. Plus one 1-year priced option
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Saudi Arabia	Feb. 15	Feb. 19	Planned inspection for approx. 60 days in 1Q18. Day rate of approx. $65,000 to year-end 2018. Day rate increases to approx. $125,000 Jan. 19 to Feb. 19
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Jan. 15	Feb. 19	Day rate of approx. $65,000 to year-end 2018. Day rate increases to approx. $125,000 Jan. 19 to Feb. 19
ENSCO 104	KFELS MOD V-B	400	ADNOC	UAE	Feb. 18	May 19
ENSCO 110	KFELS MOD V-B	400	North Oil Company	Qatar	Sep. 17	Sep. 20	Plus one 1-year priced option
ENSCO 140	ENSCO 140 Series	340/400	Contract Preparations	UAE			Expect to work in the Middle East on a multi-year contract
ENSCO 141	ENSCO 140 Series	340/400	Contract Preparations	UAE			Expect to work in the Middle East on a multi-year contract

Ensco plc Fleet Status Report 20 February 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Africa
ENSCO 109	KFELS MOD V-Super B	350	Chevron	Angola	Dec. 14	Jul. 19
In conjunction with one year extension of contract, rig on standby day rate of $20,000 from mid Oct. 17 to mid Mar. 18. Then planned inspection for approx. 30 days from mid Mar. 18 to mid Apr. 18. Next return to day rate of approx. $172,000 from mid Apr. 18 to Jul. 18, followed by undisclosed day rate from Aug. 18 to Jul. 19

Asia & Pacific Rim
ENSCO 67	MLT 84-CE	400	Pertamina	Indonesia	Dec. 16	Dec. 18	In conjunction with proposed extension of contract, rig on zero rate from late Feb. 18 to late May 18
ENSCO 105	KFELS MOD V-B	400	Preservation Stacked(3)	Singapore
ENSCO 106	KFELS MOD V-B	400	BP	Indonesia	Jan. 18	Jan. 23	Plus 13 1-well priced options
ENSCO 107	KFELS MOD V-B	400	Available	Singapore			Contracted to Quadrant Energy in Australia for five wells (estimated duration May 18 to Oct. 18). Plus five 1-well options
ENSCO 108	KFELS MOD V-B	400	Available	Singapore
ENSCO 113	Pacific Class 400	400	Cold Stacked	Philippines
ENSCO 114	Pacific Class 400	400	Cold Stacked	Philippines
ENSCO 115	Pacific Class 400	400	Mubadala Petroleum	Thailand	Oct. 17	Aug. 18	Plus two 4-month priced options

Ensco plc Fleet Status Report 20 February 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Under Construction
ENSCO 123	ENSCO 120 Series	400	Under construction	Singapore			Milestone payment of $207 million made in Jan. 18 and remaining payment of $6 million to be made upon delivery in 1Q19

Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	6000	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $95,000, plus cost adjustments and five 1-year options
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $57,000, plus cost adjustments and five 1-year options

Held for Sale
Discontinued Operations
ENSCO 7500	Semisubmersible DP	7500/8000	Cold Stacked	Spain

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(3) Prior to stacking, upfront steps are taken to preserve the rig. This may include a quayside power source to dehumidify key equipment and/or provide electrical current to the hull to prevent corrosion. Also, certain equipment may be removed from the rig for storage in a temperature-controlled environment. While stacked, large equipment that remains on the rig is periodically inspected and maintained by Ensco personnel. These steps are designed to reduce the time and lower cost to reactivate the rig when market conditions improve.

Ensco plc Fleet Status Report 20 February 2018

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized. Ensco announced in its Fleet Status Report dated 22 February 2017 that going forward it does not expect to release day rates for new contracts in its Fleet Status Reports. Significant zero rate estimates are reflected in the comments section for 2017 and 2018.

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; discussions with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; letters of intent, letters of award or other correspondence indicating an award; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for new rigs; and the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; relocations; costs and difficulties related to the integration of Atwood Oceanics, Inc.; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; possible cancellation, suspension; repudiation; or termination of drilling contracts, including termination for convenience (without cause), as a result of mechanical difficulties, performance, customer liquidity and finances, the decline or the perceived risk of a further decline in oil and/or natural gas prices, or other reasons; the cancellation of letters of intent or any failure to execute definitive contracts following announcements of letters of intent or letters of award or other expected work commitments or awards; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.